SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/X/ Preliminary Proxy Statement	/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/  /  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

Maxus Realty Trust, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/  No Fee required

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Maxus Realty Trust, Inc.
104 Armour Road
North Kansas City, Missouri 64116

March __, 2003

Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 13, 2003, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

          The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust") is asking you to consider and vote on the proposals contained in the enclosed Proxy Statement. In addition to the election of trustees, the Board is recommending two amendments to the Trust's Bylaws. The proposed amendments are found in Proposal 1 on the attached Notice of Annual Meeting, and are referred to in this letter and in the Proxy Statement as the "Bylaw Amendments." The Board of Trustees believes that the restriction on investments described below may prevent the Trust from taking advantage of investment opportunities that may exist. Accordingly, the Board of Trustees is recommending the Bylaw Amendments to shareholders.

          The Bylaw Amendments eliminate the restriction from making investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together have less than a controlling interest in the entity. If the Bylaw Amendments are approved, the Trust will have the opportunity to grow by making investments in entities in which it may not own a controlling interest. Although no specific investments are under consideration at this time, management and the Board of Trustees may seek to grow the Trust by making investments in income-producing real properties, including multi-family housing and investments in other entities, primarily other REITs and real estate general or limited partnerships that own income producing real properties, in some cases in which the Trust may not have a controlling interest. The Bylaw Amendments also change the requirement for approval of such an investment with an affiliate or an advisor of the Trust from currently requiring the unanimous approval of the full Board of Trustees to requring the approval of a majority of the disinterested Trusteees.

          One risk of the Bylaw Amendments is they allow the Trust to make passive investments in other entities. Another risk of the Bylaw Amendments is that the approval requirements for the Trust to make an investment with an affiliate or an advisor of the Trust, or in an entity in which an affiliate or an advisor of the Trust has an interest, will be much less stringent. Although the Trust does not currently have any intention to make passive investments, the Trust in the future could make passive investments without the approval of shareholders.

          As you can see, the Bylaw Amendments involve potential significant benefits and risks to the Company's shareholders. The accompanying Proxy Statement, which you are urged to read carefully, provides detailed information concerning the Bylaw Amendments and the election of trustees.

          We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. Therefore, even if you are planning to attend the meeting, we urge you to complete and return the enclosed proxy to ensure that your shares will be represented. A postage-paid envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

       We look forward to seeing many shareholders at the meeting.

Sincerely, Danley K. Sheldon President and Chief Executive Officer

Special Note Regarding Forward-Looking Statements

          Certain statements herein and in the accompanying Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used herein and in the Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: competition, inflation, the ability to retain key tenants, general economic, business, market and social conditions, trends in the real estate investment market, projected leasing and sales, future prospects for the Trust and other factors referred to in the accompanying Proxy Statement including, without limitation, under the heading "RISK FACTORS."

MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2003

To the Shareholders of
Maxus Realty Trust, Inc.:

          You are hereby notified that the Annual Meeting of Shareholders of Maxus Realty Trust, Inc. (the "Trust") will be held at 10:00 A.M. on May 13, 2003, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, for the following purposes:

1.	To consider and vote upon a proposal to amend Section 3.1(k) of Article III of the Trust’s Bylaws and Section 6.2(j) of Article VI of the Trust’s Bylaws eliminating the restriction on the Trust from making investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together do not have a controlling interest in the entity.

2.	To elect six trustees to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

3.	To vote upon a proposal to adjourn the Annual Meeting of Shareholders to allow for additional solicitation of shareholder proxies or votes in the event that the number of proxies or votes sufficient to obtain a quorum or to approve Proposal 1 have not been received by the date of the Annual Meeting of Shareholders.

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

           The Trust's Board of Trustees has fixed the close of business on March 24, 2002, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF TRUSTEES Christine A. Robinson, Secretary
March ___, 2003
North Kansas City, Missouri

MAXUS REALTY TRUST, INC.
104 ARMOUR ROAD
NORTH KANSAS CITY, MISSOURI 64116

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2003

          The Board of Trustees of Maxus Realty Trust, Inc. (the "Trust") is soliciting the enclosed proxy for its use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on May 13, 2003, in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board is first mailing this Proxy Statement and the enclosed form of proxy on or about March [31], 2003.

Introduction

          In addition to asking you to vote on nominees to the Board of Trustees, the Board of Trustees is proposing two amendments to the Trust's Bylaws. The proposed amendments are referred to in this Proxy Statement as the "Bylaw Amendments" and are described in Proposal 1. If adopted, the Bylaw Amendments will eliminate the restriction on the Trust from making investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together have less than a controlling interest in the entity. The Bylaw Amendments also change the requirement for approval of such an investment with an affiliate or an advisor of the Trust from currently requiring the unaminous approval of the full Board of Trustees to requiring the approval of a majority of the disinterested Trustees.

          The Board of Trustees is recommending the Bylaw Amendments because the Bylaw Amendments will allow the Trust to have the opportunity to grow by making investments in entities in which it may not own a controlling interest. These investments may include investments in which the Trust's affiliates or advisor has an interest. Although no specific investments are under consideration at this time, management and the Board of Trustees may seek to grow the Trust by making investments in income-producing real properties, including multi-family housing and investments in other entities, primarily other REITs and real estate general or limited partnerships that own income producing real properties, in some cases in which the Trust may not have a controlling interest.

          One risk of the Bylaw Amendments is they allow the Trust to make passive investments in other entities. Although the Trust does not currently have any intention to make passive investments, the Trust in the future could make passive investments without the approval of shareholders.

Record Date

          The Board of Trustees has fixed the close of business on March 24, 2003 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On March 15, 2003, there were issued and outstanding and entitled to vote 1,229,867 shares of the Trust's common stock, par value $1.00 per share; provided, however, additional shares may be issued to shareholders of the Trust on March 21, 2003 pursuant to the Trust's First Amended Optional Stock Dividend Plan in connection with the Trust's payment of its fourth quarter dividend, depending on the number of shareholders who elect to receive the Trust's common stock in lieu of a cash dividend. As of March [15], 2003, based on an estimated price of the Trust's common stock of $9.00, the Board of Trustees estimate that approximately 2,650 additional shares of the Trust's common stock will be issued on March 21, 2003 and therefore entitled to vote at the Annual Meeting. The presence in person or by proxy of the holders of record of a majority of the shares of Trust common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the meeting.

Proxies

          If you sign and return the enclosed proxy card, the proxies named therein will vote the shares which the proxy represents in accordance with the specifications thereon. If you do not indicate the manner in which you want your shares voted on the proxy card, the proxies will vote them for (a) the Bylaw Amendments and (b) the nominees for Trustees named herein. If you are a participant in the Trust's First Amended Optional Stock Dividend Plan (formerly the Dividend Reinvestment Plan), the proxy card represents the number of full shares in your optional stock dividend plan account, as well as shares registered in your name.

          You may revoke your proxy at any time before it is voted (i) by delivering to the Secretary of the Trust written notice of revocation bearing a later date than the proxy, (ii) by submitting a later dated proxy, or (iii) by revoking the proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Christine A. Robinson, Secretary, Maxus Realty Trust, Inc., 104 Armour, North Kansas City, Missouri 64116./

Voting

          Shareholders are entitled to one vote per share on all matters, except for the election of Trustees, as to which cumulative voting applies. Under cumulative voting, each shareholder is entitled to cast that number of votes equal to the number of shares held by the shareholder multiplied by the number of Trustees to be elected, and all of such votes may be cast for a single Trustee or may be distributed among the nominees as the shareholder wishes. If you want to cumulate your votes, you should mark the accompanying proxy card to clearly indicate how you want to exercise the right to cumulate votes and specify how you want votes allocated among the nominees for Trustees. For example, you may write "cumulate" on the proxy card and write next to the name of the nominee or nominees for whom you desire to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising your right to vote cumulatively, you may instruct the proxy holders not to vote for one or more of the nominees by writing the name(s) of such nominee or nominees in the space provided after the entry "For All Nominees Except" on the proxy card. By not marking the proxy card with respect to the election of Trustees to indicate how you want votes allocated among the nominees, you will be granting authority to the persons named in the proxy card to cumulate votes if they choose to do so and to allocate votes among the nominees in such a manner as they determine is necessary in order to elect all or as many of the nominees as possible.

          Trustees must be elected by a plurality vote. To be elected, a nominee must be one of the six candidates who receives the most votes out of all votes cast at the Annual Meeting. The affirmative vote of a majority of the issued and outstanding shares of the Trust is required to adopt the Bylaw Amendments described in Proposal 1. The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to act on any other matters properly brought before the Meeting.

          Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If you indicate "abstain" or "withheld" on a matter, your shares will be deemed present for that matter. In tabulating votes cast on the proposal to amend the Bylaws, abstentions and broker non-votes will have the same effect as a negative vote. In tabulating votes on other matters (other than the election of Trustees), abstentions will have the effect of a negative vote and broker non-votes will not be counted for purposes of determining whether a proposal has been approved. In tabulating votes cast on the election of Trustees, broker non-votes are not counted for purposes of determining the Trustees who have been elected. Shares withheld will have no impact on the election of Trustees except to the extent that (i) the failure to vote for an individual nominee results in another nominee receiving a larger proportion of the vote and (ii) withholding authority to vote for all nominees has the effect of abstaining from voting for any nominee.

Discretionary Authority

          By executing a proxy, you will be giving the proxies discretionary authority to vote your shares on any other business that may properly come before the meeting and any adjournment thereof as to which the Trust did not have notice a reasonable time prior to the date of mailing this proxy statement. The Board of Trustees is not aware of any such other business and does not itself intend to present any such other business. However, if such other business does come before the meeting, shares represented by proxies will be voted by the persons named in the proxy in accordance with their best judgment. A proxy also confers discretionary authority on the persons named therein to approve minutes of the last Annual Meeting of Shareholders, to vote on matters incident to the conduct of the meeting and to vote on the election of any person as a Trustee if a nominee herein named should decline or become unable to serve as a Trustee for any reason.

Costs of Solicitation

          The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers and Trustees of the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Certain statements in this Proxy Statement constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Proxy Statement, the words "estimate," "project," "anticipate," "expect," "intend," "believe," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance and achievements of the Trust, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among other things, the following factors, as well as those factors discussed elsewhere in the Trust's filings with the Commission: competition, inflation, the ability to retain key tenants, general economic, business, market and social conditions, trends in the real estate investment market, projected leasing and sales, future prospects for the Trust and other factors referred to in this Proxy Statement including, without limitation, under the heading "Risks Relating to the Bylaw Amendments."

PROPOSAL 1

PROPOSAL TO APPROVE AMENDMENTS TO
SECTION 3.1(k) AND SECTION 6.2(j) OF THE TRUST’S BYLAWS, TO ALLOW THE
TRUST TO MAKE INVESTMENTS IN ENTITIES EVEN IF THE TRUST OR AN
AFFILIATE OF THE TRUST DOES NOT HAVE A CONTROLLING INTEREST IN
THE ENTITY

Proposal 1A

          Presently, Section 3.1(k) of the Trust's Bylaws prohibits the Trust from making investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together do not have a controlling interest in the entity. The Board of Trustees recommends to the shareholders that the Trust amend this provision to allow the Trust to make these types of investments. Section 3.1(k) also requires the unanimous approval of the Trustees in the event the Trust enters into this type of an investment with an Affiliate or an Advisor of the Trust (as these terms are defined in the Trust's Bylaws). The Board of Trustees recommends to the shareholders that the Trust further amend this provision to require the approval of a majority of the "disinterested" Trustees. Accordingly, the Board of Trustees has adopted and recommended to the shareholders for their approval and adoption the following resolution:

RESOLVED, that Section 3.1 of the Trust’s Bylaws be amended by (i) deleting the text of paragraph (k) eliminating the restriction on the Trustees’ power and authority to make investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together do not have a controlling interest in the entity; as so amended, paragraph (k) will provide that the Trustees have the following power and authority and (ii) changing the requirement of unanimous approval of the Trustees for transactions involving the Trust's Affiliates or Advisors to the approval of a majority of the disinterested Trustees:

“(k) To enter into joint ventures, general or limited partnerships and any other lawful combinations or associations with independent third parties or with the Advisor or its Affiliates or a combination thereof; and provided further that the terms and conditions of any joint venture, combination or association entered into with the Advisor or its Affiliates have been approved by a majority of the disinterested Trustees.”

Proposal 1B

          Presently, Section 6.2(j) of the Trust's Bylaws prohibits the Trust from making investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together do not have a controlling interest in the entity. The Board of Trustees recommends to the shareholders that the Trust amend this provision to allow the Trust to make these types of investments. Accordingly, the Board of Trustees has adopted and recommended to the shareholders for their approval and adoption the following resolution:

RESOLVED, that Section 6.2 of the Trust’s Bylaws be amended by deleting the text of paragraph (j), thereby eliminating the restriction on making investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together do not have a controlling interest in the entity; as so amended, paragraph (j) will provide as follows:

"(j) [Intentionally omitted];..."

Effect of Proposals 1A and 1B

          The effect of these resolutions is to eliminate the restriction in both Section 3.1(k) and Section 6.2(j) of the Trust's Bylaws that prohibits the Trust from making investments in the form of joint ventures, partnerships, or other entities if the Trust or an affiliate of the Trust or both taken together have less than a controlling interest in the entity. The other effect is that the approval of only a majority of the disinterested Trustees is required for the Trust to make this type of an investment with the Trust's Advisor or Affiliate (as these terms are defined in the Trust's Bylaws), as opposed to the unanimous approval of all of the members of the Board of Trustees, including the interested Trustees.

Reasons For Recommending the Bylaw Amendments

          The Trustees believe that the Bylaw Amendments are in the best interests of the shareholders of the Trust because the Bylaw Amendments allow the Trust to grow by making investments in entities in which it may not own a controlling interest. The Trustees believe that requiring the approval of a majority of the disinterested Trustees, as opposed to all of the Trustees, is consistent with the requirements of most corporate statutes with respect to the approval of transactions with affiliates, which typically require the approval of the disinterested members of the Board of Directors. Although no specific investments are under consideration at this time, management and the Board of Trustees may seek to grow the Trust by making investments in income-producing real properties, including multi-family housing and investments in other entities, primarily other REITs and real estate general or limited partnerships that own income producing real properties, in some cases in which the Trust may not have a controlling interest and in which an affiliate of the Trust may have an interest in the investment. The Trust is considering acquiring general partner interests in real estate limited partnerships in which the Trust would be responsible for the management of the limited partnerships, but may not have a controlling equity or limited partner interest of the limited partnerships. The Trust is also attempting to sell The Atrium, the multi-tenant office building the Trust owns in Minneapolis, Minnesota. If the Trust is not able to find a buyer on terms it deems acceptable, the Trust may consider a joint venture partner for the Atrium. However, there can be no assurance that the Trust will find a buyer or a joint venture partner on terms acceptable in the near future.

Risks Relating to the Bylaw Amendments

          Although the Board of Trustees recommends approval of the Bylaw Amendments, the Trust's shareholders should carefully consider the following risk in determining whether to approve the Bylaw Amendments. One risk of the Bylaw Amendments is they allow the Trust to make passive investments in other entities. If the Trust makes a passive investment, the Trust may not have the right to manage or control the entity in which the Trust invests. Although the Trust does not currently have any intention to make passive investments, the Trust in the future could make passive investments without the approval of shareholders. Another risk of the Bylaw Amendments is that the approval requirements for the Trust to make an investment with an affiliate or an advisor of the Trust, or in an entity in which an affiliate or an advisor of the Trust has an interest, will be much less stringent.

          The Board of Trustees Recommends a Vote for the above Described Amendments to the Trust's Bylaws.

PROPOSAL 2

ELECTION OF TRUSTEES

          The Board of Trustees proposes the election of the six nominees listed below to serve as Trustees of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. The Board reduced the number of Trustees from seven to six effective as of May 13, 2003, the date of the Annual Meeting. If any vacancy in the list of nominees shall occur for any reason, the Board of Trustees will select a substitute nominee to be voted upon at the Annual Meeting.

          The following is a brief summary of the business experience during the past five years of each of the nominees for election as Trustees of the Trust, including, where applicable, information regarding other directorships held by each nominee:

          Mr. Danley K. Sheldon, age 44, has served as President and a Trustee since January 25, 2002. He was appointed Chief Executive Officer on May 14, 2002. Mr. Sheldon is also Chief Executive Officer of Maxus Properties, Inc. ("Maxus"), a Missouri corporation located at 104 Armour Road, North Kansas City, Missouri 64116, that specializes in commercial property management for affiliated owners. Maxus employs more than 350 people to manage 62 commercial properties, including more than 10,000 apartment units and 450,000 square feet of retail and office space. David L. Johnson, a current Trustee who has not been nominated for reelection and Chairman of the Board of the Trust is the Chairman and majority shareholder of Maxus. Mr. Sheldon currently serves as a member of the board of directors of Entertainment Properties Trust, a New York Stock Exchange listed real estate investment trust and Blue Cross Blue Shield of Kansas City. Mr. Sheldon is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company. Mr. Sheldon has previously held various positions with Ferrellgas Partners, L.P., most recently as President and Chief Executive Officer.

          Mr. Monte McDowell, age 45, has served as a Trustee since November 9, 1999. He is President, Chief Executive Officer and principal shareholder of McDowell Pharmaceuticals, L.L.C., a Missouri limited liability company involved in several areas of the pharmaceutical industry. Previously, Mr. McDowell was President, Chief Executive Officer and principal shareholder of Home Medical Specialty Equipment, Inc., a Missouri corporation doing business as MED4HOME, involving capital equipment medical sales.

          Mr. Christopher J. Garlich, age 45, has served as a Trustee since November 27, 1999. He is the Executive Vice President and member of Bancorp Services, LLC, a Missouri limited liability company, specializing in the development, administration and distribution of life insurance products to the corporate and high net worth market place.

          Mr. Steven Rosenberg, age 49, has served as a Trustee since September 19, 2000. He is Acting Manager and sole proprietor of Aspen Mortgage, Inc. and Aspen Pacific, Inc. which manages a portfolio of 36 entities that are actively invested in a variety of real estate and non real estate investments. These entities, along with other investors, have invested through debt, equity, and combinations thereof in over 250 transactions totaling over $350,000,000. Mr. Rosenberg acts as both manager and co-investor in these transactions.

          Mr. W. Robert Kohorst, age 50, has served as a Trustee since May 15, 2002. He is President, founding shareholder and majority owner of Everest Properties, LLC ("Everest"), which specializes in real estate and related investments, which operates through subsidiaries and affiliates. Mr. Kohorst currently serves as a director of Professional Business Bank, a bank headquartered in Pasadena, California whose stock is listed on the OTC Bulletin Board.

          Mr. Jose L. Evans, age 39, is a nominee for Trustee. He is President and sole owner of Assured Quality Title Company, which is a real estate title insurance agency and escrow company.

          Neither Mr. David L. Johnson nor Mr. Robert B. Thomson have been nominated to be reelected Trustees. Mr. Daniel W. Pishny resigned as a Trustee and President effective as of January 18, 2002. Mr. Sheldon was appointed to replace Mr. Pishny as a Trustee and President on January 25, 2002.

          Each of Mr. Garlich, Mr. McDowell, Mr. Rosenberg and Mr. Kohorst are Independent Trustees as defined in the Trust's Bylaws. If elected, Mr. Evans would also be an Independent Trustee.

          The Board of Trustees Recommends a Vote For The Above Nominees For Trustees of The Trust.

Committees of the Board

          From January 1, 2002 to December 31, 2002, the Board of Trustees met seven (7) times. All of the incumbent Trustees attended all of the meetings of the Board of Trustees and meetings held by those committees of the Board on which they served, except Mr. Garlich and Mr. Rosenberg each were absent from one (1) board meeting.

          Among the standing committees of the Board of Trustees are the Executive Committee and the Audit Committee. The Trust does not have standing nominating or compensation committees.

          The Executive Committee is comprised of David L. Johnson, Monte McDowell and Robert B. Thomson. The Executive Committee is empowered to exercise, between regular meetings of the Board of Trustees, all of the authority of the Board of Trustees in the management of the Trust. The Executive Committee did not meet during 2002.

          The Audit Committee is comprised of Christopher J. Garlich, Monte McDowell, Steven Rosenberg and W. Robert Kohorst. Mr. Kohorst was appointed to the Audit Committee on May 14, 2002. The functions of the Audit Committee are to select the accounting firm to serve as the independent auditor of the Trust, to monitor and review with the independent auditor the Trust's financial reporting and accounting procedures and policies, to supervise the adequacy of the Trust's financial, accounting and operating controls and to review the scope of any audits conducted by the independent auditor. The Audit Committee met two (2) times during 2002.

Audit Committee Charter

          During 2001, the Board of Trustees of the Trust adopted a new, written Audit Committee Charter, a copy of which Charter was attached as an appendix to the Trust's proxy statement for the 2001 annual meeting of shareholders. The Board of Trustees has determined that each current Audit Committee member is "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

          The information in or referred to in the foregoing paragraph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee Report

          The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2002; has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AUss.380), as modified or supplemented; has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and has discussed with the independent auditors the auditors' independence. Based on such review and discussions, the Audit Committee has recommended to the Board of Trustees that the audited financial statements for the year ended December 31, 2002 be included in the Trust's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

          This report was made over the name of each member of the Audit Committee, namely Christopher J. Garlich, Monte McDowell, Steven Rosenberg and W. Robert Kohorst.

          The information in the foregoing two paragraphs shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Fees

          The aggregate fees billed the Trust by KPMG LLP for professional services rendered for the audit of the Trust's annual financial statements for the year ended December 31, 2001 and December 31, 2002 and the reviews of the financial statements included in the Trust's reports on Form 8-K and Form 10-QSB during the years 2001 and 2002 were $45,000 and $49,500, respectively.

Audit-Related Fees

          The aggregate fees billed to the Trust for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Trust's financial statements and that are not reported under the preceding caption for the year ended December 31, 2001 were $20,000 for acquisition-related audits for the four properties acquired by the Trust in 2001. KPMG LLP did not bill any fees to the Trust for assurance and related services that are reasonably related to the performance of the audit or review of the Trust's financial statements and that are not reported under the preceding caption for the year ended December 31, 2002.

Tax Fees

          The aggregate fees billed to the Trust for professional services rendered by KPMG LLP for tax compliance, tax advice, and tax planning for the years ended December 31, 2001 and December 31, 2002 were $14,000 and $26,000, respectively. These fees relate to services performed with regard to federal and state tax compliance, fixed asset depreciation analysis, information reporting consultation, distribution characterization analysis and general miscellaneous tax consulting.

All Other Fees

          KPMG LLP did not bill any fees to the Trust for any services other than those described under the preceding three captions during the years ended December 31, 2001 and December 31, 2002.

Audit Committee’s Pre-Approval Policies

          The Audit Committee's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Trust's independent auditor; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Trust to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

          The Audit Committee recently adopted this new policy, and, as a result, did not pre-approve any of KPMG's fees described above.

Trustees’ Compensation

          Pursuant to the Trust's Bylaws, the Trust's officers who serve as Trustees do not receive compensation for their services as Trustees.

          The Trust pays Independent Trustees the following fees: (a) $900 annual fee, (b) $450 for each meeting attended in person and (c) $225 for each meeting attended by telephone conference at which a vote was taken. In addition, the Trust reimburses the Independent Trustees for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings and carrying on the Trust's business.

          There are no family relationships between any of the Trustees or executive officers.

Executive Officers

NAME	AGE	POSITIONS OR OFFICES WITH THE TRUST

Danley K. Sheldon(1)..................	44	President, Chief Executive Office and Trustee

John W. Alvey............................	44	Vice President and Chief Financial and Accounting Officer

          Mr. John Alvey has served as Vice President, Chief Financial and Accounting Officer and Trustee since November 1999. He served as a Trustee from September 19, 2000 until May 15, 2002. He is also Executive Vice President and Chief Financial Officer of Maxus and President of KelCor. He has served in these capacities since 1988. Mr. Alvey is also on the Board of Directors of Maxus Capital Corp., the managing general partner of Maxus Real Property Investors-Four, L.P., a Missouri limited partnership that is a public reporting company.

           (1)  For biographical information on this Executive Officer, see "ELECTION OF TRUSTEES."

Executive Compensation

          No person serving as executive officer as of the end of or during 2002 or 2001 received salary and bonuses exceeding $100,000. None of the Trust's executive officers are compensated by the Trust for their services.

Related Transactions

          The Trust has entered into an agreement with Maxus to manage the Trust's properties. David L. Johnson is Chairman and majority shareholder of Maxus. Danley K. Sheldon and John W. Alvey are executive officers of Maxus. Management fees of $170,000 and $327,000 payable to Maxus have been incurred for the years ended December 31, 2001 and December 31, 2002, respectively. The management fees the Trust pays Maxus for the management of the properties held by the Trust ranges from 3.6% to 5% of the monthly gross receipts from the operation of each of the properties held by the Trust. In addition, certain Maxus employees are located at the Trust's properties and perform leasing, maintenance, office management and other related services for these properties. The Trust recognized $317,000 and $663,000 of such payroll costs for the years ended December 31, 2001 and December 31, 2002, respectively, that have been or will be reimbursed to Maxus by the Trust.

          Robert B. Thomson, an Independent Trustee as defined in the Trust's Bylaws, performs legal services for the Trust. The Trust paid Mr. Thomson fees totaling $67,500 and $19,304 for legal services rendered by Mr. Thomson in the years ended December 31, 2001 and December 31, 2002, respectively.

Report of the Independent Trustees

          The Trust does not have a compensation committee responsible for establishing an executive compensation policy and plan for the Trust. In the place of such a compensation committee, the Independent Trustees are responsible for establishing the executive compensation policies. The Independent Trustees review and approve all compensation plans, benefit programs and perquisites for executives.

          The Independent Trustees have determined not to pay the executive officers a salary or enter into employment agreements with the executive officers because the executive officers (i) are already significant shareholders of the Trust and (ii) are affiliates of the management company hired by the Trust to manage the properties held by the Trust.

          The Independent Trustees review this compensation policy on an annual basis.

Independent Trustees:

Robert Thomson
Monte McDowell
Christopher J. Garlich
Steven Rosenberg
W. Robert Kohorst

Performance Graph

       The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Trust specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

       The following performance graph shows a five-year comparison of cumulative total returns (change in stock price plus reinvested dividends) for Maxus Realty Trust, Inc. ("MRTI"), the NASDAQ Stock Market Composite Total Return Index ("NASDAQ") and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Index.

[GRAPH OMITTED]

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
MAXUS REALTY TRUST, NASDAQ NATIONAL MARKET SYSTEM COMPOSITE
RETURN AND NAREIT COMPOSITE RETURN

Assumes $100 invested on December 31, 1997 in Maxus Realty Trust, Inc.
Common Stock, NASDAQ/NMS Composite Index and NAREIT Composite Index

	1998	1999	2000	2001	2002
NASDAQ	139.63	259.13	157.32	124.20	85.04
NAREIT	81.18	75.92	95.58	110.39	116.15
MRTI	63.74	52.75	66.06	122.74	111.28

PROPOSAL 3

PROPOSAL TO APPROVE ANY ADJOURNMENT
OF THE ANNUAL MEETING

         A vote (i) in person by a shareholder for adjournment of the Annual Meeting of Shareholders, or (ii) for Proposal 3 on the proxy card authorizing the named proxies on the proxy card to vote the shares covered by such proxy to adjourn the Annual Meeting of Shareholders, would allow for additional solicitation of shareholder proxies or votes in order to obtain a quorum or in order to obtain more proxies or votes in favor of Proposals 1 and/or 2. Consequently, it is not likely to be in the interest of shareholders who intend to vote against Proposals 1 and/or 2 to vote in person to adjourn the Annual Meeting of Shareholders or to vote for Proposal 3 on the proxy card.

          The Board of Trustees Recommends a Vote For Any Proposal to Adjourn The Annual Meeting to Allow For Additional Solicitation of Shareholder Proxies or Votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

          The following table sets forth information as of [February 14], 2002, regarding the number of shares of the Trust beneficially owned by each of the Trustees, nominees for Trustee and executive officers of the Trust, by any other person, if any, known to own 5% or more of the Trust's outstanding shares and by all Trustees, nominees and officers as a group:

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (2)
David L. Johnson	83,232 (3)	6.8
John W. Alvey	55,881 (4)(5)	4.5
Christopher J. Garlich	67,082	5.5
Monte McDowell	32,600 (6)	2.7
Steven Rosenberg	1,800 (7)	*
Danley K. Sheldon	20,000 (8)	1.6
W. Robert Kohorst	18,748 (9)	1.5
Robert B. Thomson	41,645 (10)	3.4
Jose L. Evans	24,360	2.0
Trustees and Executive Officers as a Group	320,988 (11)	26.1

(1)	Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Except as described in the footnotes below, the Trustee has both sole voting power and sole investment power with respect to the shares set forth in the table.

(2)	An asterisk indicates that the number of shares beneficially owned do not exceed one percent of the number of shares of common stock issued and outstanding

(3)	Includes: (i) 82,782 shares held by Mr. Johnson and his wife as joint tenants with right of survivorship and (ii) 300 shares held by his minor son and daughter. Does not include (i) 49,946 shares pledged as collateral to Sunset Plaza Realty Partners, L.P. (“Sunset”), a limited partnership in which Mr. Johnson and his wife indirectly are the principal equity interest holders, to secure loans made by Sunset, (ii) 37,881 shares pledged as collateral to Bond Purchase, L.L.C. (“Bond Purchase”), a limited liability company in which Mr. Johnson and his wife are the majority equity interest holders, to secure a loan to NKC Associates, L.L.C. (as described in (5) below), (iii) 41,645 shares pledged as collateral to Mr. Johnson and his wife to secure a loan to FQE, L.L.C., a Missouri limited liability company (“FQE”) in which Mr. Robert B. Thomson is the sole member (see note 10 below) and (iv) 17,600 shares held by MFJF (see note 6 below) in which Mr. Johnson and Bond Purchase collectively hold a 49% equity interest.

13

(4)	Includes shared voting and dispositive power of the 37,881 shares held by NKC Associates, L.L.C., a Missouri limited liability company (“NKC”), in which Mr. Alvey holds a 22.5% equity interest. NKC acquired these shares with funds from a demand loan made by Bond Purchase, L.L.C., a Missouri limited liability company and affiliate of David L. Johnson. The demand loan is secured by the 37,881 shares of the Trust acquired by NKC, with interest accruing on the unpaid balance at a rate of eight percent per annum.

(5)	Substantially all of the shares purchased by Mr. Alvey other than the shares acquired by NKC Associates, L.L.C. were purchased with funds loaned to Mr. Alvey by David L. Johnson and his wife and his affiliates. These loans are unsecured.

(6)	Includes: (i) 15,000 shares held by a revocable trust for the benefit of Mr. McDowell's son and (ii) 17,600 shares held by MFJF, L.P., a Missouri limited partnership ("MFJF") in which Mr. McDowell is the sole member of the general partner and the majority holder of the limited partnership interests. Does not incude the 49,946 shares pledged as collateral to Sunset (as described in note 3 above). MFJF holds a 49% equity interest in Sunset.

(7)	Held by his wife.

(8)	These shares have been pledged as collateral to Sunset to secure loans made by Sunset to Mr. Sheldon.

(9)	Includes (i) 16,048 shares held by Everest Management, LLC, of which Mr. Kohorst is a 50% beneficial owner through his pension plan, (ii) 700 shares held in Mr. Kohorst’s individual retirement account and (iii) 2,000 shares held in Mr. Kohorst’s wife’s individual retirement account.

(10)	These shares are held by FQE. FQE obtained the funds used to purchase these shares from proceeds of a loan made to FQE by David L. Johnson and his wife. The loan is evidenced by a promissory note, due on demand, bearing interest at a rate of eight percent per annum, and secured by the shares. Mr. Thomson is the sole member of FQE, L.L.C. Does not include shares described in note (4) held by NKC Associates, L.L.C., in which Mr. Thomson has a 10% interest.

(11)	Includes (i) the 37,881 shares held by NKC Associates, L.L.C. and (ii) the shares beneficially held by Mr. Johnson and Mr. Thomson, who have not been nominated to be reelected as a Trustee. Does not include the shares held by Mr. Evans, who is a nominee for election as a Trustee.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act requires the Trust's officers and Trustees, and persons who own more than ten percent of the Trust's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, Trustees and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

          Based primarily on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Trust believes that, during fiscal 2002, all filing requirements applicable to its officers, Trustees, and greater than ten-percent beneficial owners were complied with, except that (i) Danley K. Sheldon did not file his initial Form 3 within ten (10) days after being appointed an executive officer on January 25, 2002 as required under Section 16(a) of the Exchange Act and (ii) David L. Johnson and Monte McDowell did not file Form 4s to report Mr. Johnson's contribution of 17,600 shares to MFJF (see note 6 to Security Ownership of Certain Beneficial Owners and Management).

Independent Auditors

          The Audit Committee selected KPMG LLP to serve as the Trust's independent auditor for the fiscal year ending December 31, 2003. KPMG LLP also served as the Trust's independent auditor for the fiscal year ended December 31, 2002. Representatives of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions for the shareholders.

Other Business

          Other than those items set forth herein, the Board of Trustees knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.

Shareholder Proposals for the 2004 Annual Meeting of Shareholders

          Shareholders who wish to present proposals for action at the Annual Meeting of Shareholders to be held in 2004 should submit their proposals to the Trust at the address of the Trust set forth on the first page of this Proxy Statement. Proposals must be received by the Trust no later than November __, 2003, for consideration for inclusion in the next year's Proxy Statement and proxy. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the Annual Meeting by shareholders, unless the Trust receives written notice at such address of such matters on or before February __, 2004.

Householding

          Only one copy of the Trust's Annual Report and the Proxy Statement is being delivered to multiple security holders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. This procedure is referred to as householding." In addition, the Trust has been notified that certain intermediaries, i.e. brokers or banks, will household proxy materials. The Trust will promptly deliver upon written or oral request a separate copy of the Annual Report and/or the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered if a separate copy of the Annual Report and/or Proxy Statement is desired. A shareholder should notify the Trust (i) if a shareholder wishes to receive a separate Annual Report and/or Proxy Statement in the future or (ii) if a shareholder is receiving multiple copies of the Annual Report and/or the Proxy Statement, but wishes to receive a single copy of the Annual Report and/or the Proxy Statement in the future. Requests should be made to Maxus Realty Trust, Inc., Attention: Marsha Arr, 104 Armour Road, North Kansas City, Missouri 64116, (816) 303-4500. A shareholder can contact his broker or bank to make a similar request, provided the broker or bank has determined to household proxy materials.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          A copy of the Trust's Annual Report to Shareholders is being furnished with this Proxy Statement. The following portions of the Annual Report are incorporated herein by reference:

(i)	"Management's Discussion and Analysis," at pages __ to __.

(ii)	"Consolidated Financial Statements" with the independent auditors report therein, at pages F-1 to F-__.

          Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is incorporated by reference herein modifies or supersedes such earlier statement. Any such statements modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

BY ORDER OF THE BOARD OF TRUSTEES Christine A. Robinson Secretary

March __, 2003
North Kansas City, Missouri

Requests for Annual Report

          A copy of the Trust's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for fiscal 2002 will be sent to stockholders upon request without charge. Requests should be made to Maxus Realty Trust, Inc., Attention: Marsha Arr, 104 Armour Road, North Kansas City, Missouri 64116.

APPENDIX A

PRELIMINARY COPY
[FORM OF PROXY]

PROXY
MAXUS REALTY TRUST, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

          The undersigned does hereby appoint Danley K. Sheldon and Christine A. Robinson and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority hereunder), each with full power of substitution, to vote all common shares of the undersigned in Maxus Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 13, 2003, commencing at 10:00 A.M. in the 24th Floor Conference Room at 2345 Grand Boulevard, Suite 2400, Kansas City, Missouri, and at any adjournment thereof, upon all matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy. This proxy revokes all prior proxies given by the undersigned.

          With respect to the election of Trustees (Proposal 2), where no vote is specified or where a vote for all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. Unless contrary instructions are given, if the undersigned withholds the undersigned's vote for a nominee, all of the undersigned's cumulative votes will be distributed among the remaining nominees at the discretion of the proxies.

(Please sign and date on the reverse side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
MAXUS REALTY TRUST, INC.

May 13, 2002

THE BOARD OF TRUSTEES RECOMMENDS
A VOTE FOR THE FOLLOWING:

Please mark your votes as
indicated in this example /X/

(See the Reverse for Additional Instructions on Proposition 2)

1A.	Proposal to amend Section 3.1(k) of the Trust’s Bylaws (i) to eliminate the restriction on the Trustees’ authority and power to make investments in entities if the Trust or an affiliate of the Trust or both taken together do not have a controlling interest in the entity and (ii) to change the requirement of unanimous approval of the Trustees for an investment with an affiliate or advisor of the Trust to the unanimous approval of the disinterested Trustees.

FOR / /	AGAINST / /	ABSTAIN / /

1B.	Proposal to amend Section 6.2(j) of the Trust’s Bylaws to eliminate the restriction prohibiting the Trust from making investments in entities if the Trust or an affiliate of the Trust or both taken together do not have a controlling interest in the entity.

FOR / /	AGAINST / /	ABSTAIN / /

2.	Election of Trustees

FOR all Nominees (except as marked to the contrary) / /

WITHHOLD AUTHORITY to vote for all nominees / /

          (Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

          Nominees:    Danley K. Sheldon, Christopher J. Garlich, Monte McDowell, W. Robert Kohorst, Steven Rosenberg, Jose L. Evans (Cumulative voting applies-See Proxy Statement)

3.	Adjournment of the meeting to allow for additional solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of the foregoing proposal 1.

FOR / /	AGAINST / /	ABSTAIN / /

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

A-2

          THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL AND THE NOMINEES.

          IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE THE TRUST THE EXPENSE OF ADDITIONAL SOLICITATION.

Signature_______________________  Signature if held jointly _______________________  Date __________2003

NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

A-3

APPENDIX B

          1.     Page [10] of the printed proxy statement contains a performance graph. The information in the graph is set forth in the table immediately following the graph.